UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Pursuant to SECTION 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2006

Dyadic International, Inc.
(Exact name of small business issuer as specified in its charter)

Delaware	333-102629	45-0486747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Intracoastal Pointe Drive, Suite 404, Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

(561) 743-8333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

At Dyadic International, Inc.’s (the “Registrant”) 2006 annual meeting of stockholders held on June 12, 2006, the Registrant’s stockholders approved the:

•	Amended and Restated Dyadic International, Inc. 2001 Equity Compensation Plan (the “Equity Compensation Plan”) effective as of January 1, 2005; and

•	Dyadic International, Inc. 2006 Stock Option Plan (the “Stock Option Plan”).

Each of the Equity Compensation Plan and the Stock Option Plan and a summary of its terms are set forth in the Registrant’s definitive proxy statement for the 2006 annual meeting of stockholders held on June 12, 2006, which was filed with the Securities and Exchange Commission on April 28, 2006, and are incorporated herein by reference.

The standard form of option agreement for the Equity Compensation Plan is attached hereto as Exhibit 10.1, and the standard forms of option agreement for the Stock Option Plan are attached hereto as Exhibit 10.2 and Exhibit 10.3. All of these standard forms of option agreement are incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit Number	Description of Exhibit
10.1	Form of Option Agreement for Amended and Restated Dyadic International, Inc. 2001 Equity Compensation Plan
10.2	Form of Option Agreement for Dyadic International, Inc. 2006 Stock Option Plan
10.3	Form of Non-Employee Director Option Agreement for Dyadic International, Inc. 2006 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYADIC INTERNATIONAL, INC.

Date: June 15, 2006    By:  /s/ Mark A. Emalfarb___
Name: Mark A. Emalfarb
Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Option Agreement for Amended and Restated Dyadic International, Inc. 2001 Equity Compensation Plan
10.2	Form of Option Agreement for Dyadic International, Inc. 2006 Stock Option Plan
10.3	Form of Non-Employee Director Option Agreement for Dyadic International, Inc. 2006 Stock Option Plan